UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2013

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	000-23329	56-1928817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Perimeter Park Drive, Suite A
Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

(919) 468-0399

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 9, 2013, Charles & Colvard, Ltd. (the “Company”) entered into a Lease Agreement (the “Lease Agreement”) with Southport Business Park Limited Partnership for a new corporate headquarters, which will occupy approximately 36,350 square feet of office, storage, and light manufacturing space. The Company intends to move its corporate headquarters to the leased property once certain improvements to the leased space are completed, which is currently expected to occur in April 2014. The new corporate headquarters will be located at 170 Southport Drive in the Southport Business Park office complex in Morrisville, North Carolina.

The initial term of the Lease Agreement expires on August 31, 2021, but the Company has two options to renew the Lease Agreement for terms of five years each. Under the Lease Agreement, the Company will not be obligated to pay rent for the first seven months (currently anticipated to be April 2014 through October 2014). Following the abatement period, the base rent under the Lease Agreement will be $45,430 per month, or $545,160 for the year. Thereafter, the Company will be subject to annual rent increases of 2.75%. In addition to rent, the Company is obligated to pay certain operating expenses and taxes. Lastly, costs to complete the improvements to the leased property in excess of $15.00 per square foot will be paid by the Company.

The foregoing description of the Lease Agreement does not purport to be complete and is qualified in its entirety by reference to the Lease Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Document
10.1	Lease Agreement, dated December 9, 2013, between Charles & Colvard, Ltd. and Southport Business Park Limited Partnership*

* Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

December 12, 2013	By:	/s/ Kyle Macemore
Kyle Macemore
Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Document
10.1	Lease Agreement, dated December 9, 2013, between Charles & Colvard, Ltd. and Southport Business Park Limited Partnership*

* Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Securities Exchange Act of 1934, as amended.